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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  10/02/96


                         WellPoint Health Networks Inc.
               (Exact Name of Registrant as Specified in Charter)



      California                     1-14340               95-3760980
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)         Identification No.)


21555 Oxnard Street, Woodland Hills, California               91367
  (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code (818) 703-4000


                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On October 2, 1996, WellPoint Health Networks Inc., a California corporation (the "Company"), announced the resignation of Yon Jorden, the Company's Chief Financial Officer, effective as of December 31, 1996. A copy of the Company's press release issued October 2, 1996 is attached as Exhibit
99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)     EXHIBITS

         Exhibit No.              Exhibit
         -----------              -------
         99.1                     Press release issued October 2, 1996.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 2, 1996


                                       WELLPOINT HEALTH NETWORKS INC.



                                       By:  /s/  LEONARD D. SCHAEFFER
                                          --------------------------------
                                       Name:   Leonard D. Schaeffer
                                       Title:  Chief Executive Officer and
                                               President






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                                 EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------
         99.1                     Press Release dated October 2, 1996.





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